SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549-1004

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  August 17, 1995
                                                             (August 10, 1995)

                          ARKANSAS BEST CORPORATION
           (Exact name of registrant as specified in its charter)

           0-19969                  Delaware                   71-0673405
          (Commission   (State of other jurisdiction        (I.R.S. Employer
          File Number)  of incorporation or organization)   Identification No.)

           3801 Old Greenwood Road, Fort Smith, Arkansas     72903
          (Address of principal executive offices)         (Zip Code)

          Registrant's telephone number, including area code (501) 785-6000


          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                    The descriptions set forth in this report do
             not purport to be complete and this report is qualified in its entirety by reference to the documents described herein and attached as exhibits hereto, which are hereby incorporated herein by this reference.

                    (a)  On July 14, 1995, the tender offer (the
             "Offer") by ABC Acquisition Corporation, a North Carolina corporation (the "Purchaser") and a wholly owned subsidiary of Arkansas Best Corporation (the "Registrant"), to purchase all outstanding shares of Common Stock, par value $0.50 per share (the "Shares"), of WorldWay Corporation, a North Carolina corporation (the "Company"), at a purchase price of $11.00 per Share, net to the seller in cash, without interest, commenced. The Offer expired at 12:00 midnight New York City time on August 10, 1995 (the "Expiration Date"). There were validly tendered approximately 5,964,030 Shares pursuant to the Offer representing approximately 91% of the Shares outstanding as of the Expiration Date. Pursuant to the Offer, immediately after the Expiration Date, on August 11, 1995, the Purchaser accepted for payment these Shares validly tendered according to the terms of the Offer.

                    The Offer was made pursuant to an Agreement and
             Plan of Merger, dated as of July 8, 1995 (the "Merger Agreement"), by and among the Company, the Purchaser and Registrant. Pursuant to the Merger Agreement, the Purchaser will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation as a wholly owned subsidiary of Parent. The Merger is subject to a number of conditions, including approval of the Merger Agreement by the holders of a majority of the Shares outstanding at that time as required by the North Carolina Business Corporation Act. The Purchaser intends to vote all Shares purchased by it pursuant to the Offer in favor of the Merger. In the Merger, each outstanding Share (other than Shares held by Registrant, the Purchaser or any subsidiary of Registrant or the Purchaser which Shares, by virtue of the Merger and without any action on the part of the holder thereof, shall be cancelled with no payment being made with respect thereto, and other than Shares, if any held by shareholders who are entitled to and who properly exercise dissenters' rights under North Carolina law) will, by virtue of the Merger and without any action by the holder thereof, be converted into the right to receive
             $11.00 per Share, payable to the holder thereof, without interest thereon, upon the surrender of the certificate formerly representing such Share.

                    The total cost of the acquisition was
             approximately $75,000,000. The source of the funds used to finance the acquisition was made through a loan by Registrant to the Purchaser. Registrant obtained the funds for such loan pursuant to a Credit Agreement dated as of August 10, 1995 among Registrant, the banks parties thereto, Societe Generale, Southwest Agency, as Managing Agent and Administrative Agent, and NationsBank of Texas, N.A., as Documentation Agent.

                    Pursuant to the Merger Agreement, Messrs.
             Boggan, Carstarphen, Grace, Mapel, Martin, Richardson and Younger resigned from the Company's Board of Directors on August 11, 1995 and seven designees of Registrant, Messrs. Young, Neal, Cooper, Meyers, Slack, Marquard and Morris, were elected to the Company's Board of Directors.

          ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS.

            (a)     Financial Statements of Businesses Acquired and
                    (b)  Pro Forma Financial Information

               It is impracticable at this time for the Registrant to file, together with this Current Report, the required financial statements and pro forma financial information with respect to the Company. Accordingly, the Registrant hereby undertakes to file such required statements by amendment to this Current Report on or prior to October 16, 1995.

          (c)  Exhibits

               (2) Agreement and Plan of Merger, dated as of July 8, 1995, among the Company, the Purchaser and Registrant (incorporated herein by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed with the Commission on July 14, 1995).

               (20) Press release issued by the Company on August 11, 1995 announcing the expiration of the Offer at 12:00 midnight New York City time, August 10, 1995, is incorporated herein by reference from Exhibit (a)(12) to Amendment No. 2 (Final Amendment and Schedule 13D) dated August 11, 1995 to the Schedule 14D-1.

               (99) Offer to Purchase dated July 14, 1995 by the Purchaser to purchase all outstanding shares of Common Stock, par value $0.50 per share of the Company is incorporated herein by reference from Exhibit (a)(1) to the Schedule 14D-1.



                                 SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

          Dated:  August 17, 1995

                                         ABC Acquisition Corporation

                                         By:  /s/  DONALD L. NEAL
                                              _____________________________
                                               Name:
                                               Title: Senior Vice President --
                                                      Chief Financial Officer

                                         Arkansas Best Corporation

                                         By:  /s/  DONALD L. NEAL
                                              ________________________________
                                               Name:
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


                                EXHIBIT INDEX

          Exhibit
          Number    Exhibit

            (c)     Exhibits

               (2) Agreement and Plan of Merger, dated as of July 8, 1995, among the Company, the Purchaser and Registrant (incorporated herein by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed with the Commission on July 14, 1995).

               (20) Press release issued by the Company on August
                    11, 1995 announcing the expiration of the Offer at 12:00 midnight New York City time, August 10, 1995, is incorporated herein by reference from Exhibit (a)(12) to Amendment No. 2 (Final Amendment and Schedule 13D) dated August 11, 1995 to the Schedule 14D-1.

               (99) Offer to Purchase dated July 14, 1995 by
                    the Purchaser to purchase all outstanding shares of Common Stock, par value $0.50 per share of the Company is incorporated herein by reference from Exhibit (a)(1) to the Schedule 14D-1.